UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 16, 2004
                               (December 16, 2004)
                      ------------------------------------

                                ACTIVISION, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-12699                   95-4803544
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)


        3100 Ocean Park Blvd., Santa Monica, CA                    90405
-------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (310) 255-2000
-------------------------------------------------------------------------------

                                      N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On December 16, 2004, Activision, Inc. issued a press release announcing revised net revenue and diluted earnings per share guidance for the third fiscal quarter of fiscal year 2005. The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release of the Company, dated December 16, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2004


                                ACTIVISION, INC.

                                By:/s/ Ronald Doornink
                                    ---------------------
                                    Name:   Ronald Doornink
                                    Title:  President

                                       2